iShares®

iShares Trust

iShares, Inc.

Supplement dated September 3, 2009

to the Prospectuses and Statements of Additional

Information (“SAI”) for all series of iShares Trust

and iShares, Inc.

The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus and SAI as supplemented.

Barclays Global Fund Advisors (the “Adviser”) serves as the investment adviser for each fund (collectively, the “Funds”) of iShares, Inc. and iShares Trust (each, a “Company”). As previously announced, on June 16, 2009, Barclays PLC, the ultimate parent company of the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser and certain affiliated companies to BlackRock, Inc. (the “Transaction”). The Transaction is subject to certain regulatory approvals, as well as other conditions to closing. Under the Investment Company Act of 1940, as amended, completion of the Transaction will cause the automatic termination of each Fund’s current investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, each Fund’s Board of Directors or Trustees approved a new investment advisory agreement for each Fund subject to shareholder approval.

Two separate special meetings (each, a “Meeting,” and together, the “Meetings”) of the shareholders of the Funds will be held on November 4, 2009. Shareholders of the Funds will vote on the proposals listed below as they relate to their Funds. A joint proxy statement describing the proposals will be sent to each shareholder of record as of the close of business on August 25, 2009 (the “Record Date”), and each shareholder of record as of the Record Date will be entitled to notice of and to vote at the Meetings. If you did not own shares as of the Record Date, you will not be entitled to notice of and to vote at the Meetings.

Proposals of the first Meeting to be held on November 4, 2009 at. 9:00 a.m. (Pacific Time).

Proposal 1.	For each Fund: To approve a new investment advisory agreement between each Company, on behalf of each of its Funds, and Barclays Global Fund Advisors.

Proposal 2.	For the following Funds only:

iShares Russell 1000 Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares S&P 500 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P SmallCap 600 Growth Index Fund

iShares Dow Jones U.S. Index Fund

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI Canada Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Proposal 3.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Proposals of the second Meeting to be held on November 4, 2009 at 9:30 a.m. (Pacific Time).

Proposal 1.	For each Company: To elect a Board of Directors/Trustees of the Company.

Proposal 2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The proxy statement will be mailed to shareholders as of the Record Date on or around September 8, 2009. If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-ALL3-0909

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